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                                  FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549



                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) August 9, 2002



                       ANHEUSER-BUSCH COMPANIES, INC.

             (Exact Name of Registrant as Specified in Charter)



     DELAWARE                      1-7823                     43-1162835

 (State or Other
 Jurisdiction of              (Commission File             (I.R.S. Employer
  Incorporation)                   Number)               Identification Number


       ONE BUSCH PLACE, ST. LOUIS, MISSOURI                    63118

     (Address of Principal Executive Offices)                (Zip Code)

      Registrant's telephone number, including area code: 314-577-2000




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ITEM 5. OTHER INFORMATION.


         Anheuser-Busch Companies, Inc. is furnishing, in electronic format as Exhibits 99.1 and 99.2 hereto, the text of the statements filed this day with the Secretary of the Securities and Exchange Commission by Anheuser-Busch Companies, Inc. Chief Executive Officer and Chief Financial Officer pursuant to Order No. 4-460.

         Anheuser-Busch Companies, Inc. is furnishing, in electronic format as Exhibits 99.3 and 99.4 hereto, the text of statements by Anheuser-Busch Companies, Inc. Chief Executive Officer and Chief Financial Officer pursuant to U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that accompanied the Company's Form 10-Q for the quarter ended June 30, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         99.1 - Statement filed by Anheuser-Busch Companies, Inc. Chief Executive Officer pursuant to Order No. 4-460.

         99.2 - Statement filed by Anheuser-Busch Companies, Inc. Chief Financial Officer pursuant to Order No. 4-460.

         99.3 - Statement of Anheuser-Busch Companies, Inc. Chief Executive Officer pursuant to U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that accompanied the Company's Form 10-Q for the quarter ended June 30, 2002.

         99.4 - Statement of Anheuser-Busch Companies, Inc. Chief Financial Officer pursuant to U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that accompanied the Company's Form 10-Q for the quarter ended June 30, 2002.



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                                 SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ANHEUSER-BUSCH COMPANIES, INC.
                                        (Registrant)



Date: August 9, 2002                    BY: /s/ John F. Kelly
                                           --------------------------------
                                           John F. Kelly
                                           Vice President and Controller